SUMMARY PROSPECTUS May 1, 2022

T. ROWE PRICE

Government Money Portfolio

The fund is only available as an investment option for variable annuity and variable life insurance contracts.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-8790, by sending an e-mail request to info@troweprice.com, or by contacting your insurance company. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2022, as amended or supplemented, and Statement of Additional Information, dated May 1, 2022, as amended or supplemented.

Summary	1

Investment Objective(s)

The fund’s goals are preservation of capital, liquidity, and, consistent with these, the highest possible current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. There may be additional expenses that apply, as described in your insurance contract prospectus, which are not reflected in the table or the example below.

Fees and Expenses of the Fund
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.55%

Other expenses	—

Total annual fund operating expenses	0.55

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689

Investments, Risks, and Performance

Principal Investment Strategies

The fund is a money market fund managed in compliance with Rule 2a-7 under the Investment Company Act of 1940.

Under normal conditions, the fund invests at least 80% of its net assets in government securities and repurchase agreements that are collateralized by government securities. The fund qualifies as a “government money market fund” in accordance with Rule 2a-7. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by government securities or cash. Government securities include any security issued or guaranteed as to principal or interest by the U.S. government and its agencies or instrumentalities. A repurchase agreement is a contract under which the fund (buyer) purchases a security, usually a U.S. government or agency security, from a bank or well-established securities dealer (seller) that requires the seller to repurchase the securities from the fund at a specific price on a designated date (which is often the next business day).

Rule 2a-7 does not require government money market funds to impose liquidity fees or temporary redemption gates. The fund has no intention to voluntarily impose liquidity fees and/or redemption gates, although the fund’s Board of Directors reserves the right to impose liquidity fees and redemption gates in the future.

The fund is managed to provide a stable share price of $1.00 by investing in only U.S. dollar-denominated money market securities. Money market securities are generally high-quality, short-term obligations issued by companies or governmental entities. The securities purchased by the fund are subject to the maturity, quality, diversification, liquidity, and overall risk-limiting conditions and other requirements of Rule 2a-7. The fund’s weighted average maturity will not exceed 60 calendar days, the fund’s weighted average life will not exceed 120 calendar days, and the fund will not purchase any security with a remaining maturity longer than 397 calendar days (unless otherwise permitted by Rule 2a-7, such as certain variable and floating rate instruments). When calculating its weighted average maturity, the fund may shorten its maturity by using the interest rate resets of certain adjustable rate securities. The fund may not take into account these resets when calculating its weighted average life.

All securities purchased by the fund present minimal credit risk in the opinion of T. Rowe Price. In selecting securities for the fund, the portfolio manager may examine relationships among yields of various types and maturities of government money market securities in the context of interest rate outlooks. The fund’s yield will fluctuate with changes in short-term interest rates.

Principal Risks

As with any mutual fund, there can be no guarantee the fund will achieve its objective(s). You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An

T. Rowe Price	2

investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. T. Rowe Price Associates, Inc., has no legal obligation to provide financial support to the fund, and you should not expect that T. Rowe Price Associates, Inc., will provide financial support to the fund at any time.

Some money market funds have experienced significant pressures from shareholder redemptions, issuer credit downgrades, illiquid markets, and historically low yields on the securities they can hold. There have been a very small number of money market funds in other fund companies that have “broken the buck,” which means that those funds’ investors did not receive $1.00 per share for their investment in those funds. The SEC has proposed amendments to the rules applicable to money market funds, which, if adopted as proposed, could change the investment strategies, operations, and/or liquidity for certain money market funds. The potential for realizing a loss of principal in the fund could derive from:

Stable net asset value The fund may not be able to maintain a stable $1.00 share price at all times. The fund’s shareholders should not rely on or expect the fund’s investment adviser or an affiliate to purchase distressed assets from the fund, enter into capital support agreements with the fund, make capital infusions into the fund, or take other actions to help the fund maintain a stable $1.00 share price.

Interest rates A decline in interest rates may lower the fund’s yield, or a rise in the overall level of interest rates may cause a decline in the prices of fixed income securities held by the fund. The fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This is a disadvantage when interest rates are falling because the fund would have to reinvest proceeds of maturing securities at lower interest rates. During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened. In addition, the adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund's yield.

Credit quality An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), a rating downgrade, or an inability to meet a financial obligation. Although the fund only purchases securities that present minimal credit risk in the opinion of T. Rowe Price, the credit quality of the fund’s holdings could change rapidly during periods of market stress. The fund’s overall credit risk is relatively low since it invests in securities that are backed by the full faith and credit of the U.S. government.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war, military conflict, or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses (including sanctions). Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Repurchase agreements A counterparty to a repurchase agreement may become insolvent or fail to repurchase securities from the fund as required, which could increase the fund’s costs or prevent the fund from immediately accessing its collateral.

Liquidity The fund may not be able to sell a holding in a timely manner at its current carrying value. Periods of reduced liquidity in money markets could require the fund to liquidate its assets at inopportune times or at a depressed value, cause the fund to be unable to meet redemption requests without dilution of the remaining shareholders’ interests in the fund, and potentially affect the fund’s ability to maintain a $1.00 share price.

Redemptions The fund may be subject to periods of increased redemptions that could cause the fund to sell its assets at disadvantageous times or at a depressed value or loss, particularly during periods of declining or illiquid markets, and that could affect the fund’s ability to maintain a stable $1.00 share price.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Summary	3

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance and is not necessarily an indication of future results.

The performance for the periods prior to May 1, 2016, reflects the performance of the fund while it was named the T. Rowe Price Prime Reserve Portfolio. Prior to May 1, 2016, the fund operated as a prime money market fund and invested in certain types of securities that the fund is no longer permitted to hold. Consequently, the performance information below may have been different if the current investment limitations had been in effect during the period prior to the fund’s conversion to a government money market fund.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund.

GOVERNMENT MONEY PORTFOLIO

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/19	0.48%	Worst Quarter	12/31/16	0.00%

The following table shows the average annual total returns for the fund, and also compares the returns with the returns of a comparative index that has investment characteristics similar to those of the fund.

Average Annual Total Returns
	Periods ended
	December 31, 2021

				Inception
	1 Year	5 Years	10 Years	date
Government Money Portfolio	0.01%	0.73%	0.36%	12/31/1996

Lipper Variable Annuity Underlying U.S. Government Money Market Funds Average
	0.01	0.72	0.37

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Douglas D. Spratley	Chair of Investment Advisory Committee	2020	2008

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Purchase and Sale of Fund Shares

At a Board meeting held on March 9, 2021, the fund’s Board of Directors approved the liquidation and dissolution of the fund. The liquidation is expected to occur on May 6, 2022 (Liquidation Date). Prior to the Liquidation Date, the assets of the fund will be liquidated at the discretion of the fund’s portfolio management and the fund will cease to pursue its investment objective. The fund is currently closed to new insurance providers. In anticipation of the liquidation, effective after the close of the New York Stock Exchange (normally 4 p.m. ET) on May 2, 2022, the fund will no longer accept purchases of additional shares from existing insurance company separate accounts (other than shares purchased through the reinvestment of dividends). The fund reserves the right, when T. Rowe Price determines that it is not adverse to the fund’s interests, to permit certain types of insurance companies to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without prior notice.

Any insurance company separate accounts that have not redeemed their shares prior to the Liquidation Date will have their shares redeemed in cash and a check or wire representing their proportionate interest in the net assets of the fund as of the Liquidation Date will be sent to the insurance company or intermediary.

The fund is not sold directly to the general public but is instead offered as an underlying investment option for variable annuity or variable life insurance contracts. Although the fund does not require a minimum amount for initial or subsequent purchases from insurance companies, your insurance company may impose investment minimums for your purchases of the fund.

Subject to the fund’s pending closure, you may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your insurance company.

Tax Information

The fund distributes any dividends and capital gains to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. Variable product owners seeking to understand the tax consequences of their investment, including redemptions of fund shares and the impact of dividend and capital gains distributions by the fund, should consult with the insurance company that issued their variable product or refer to their variable annuity or variable life insurance contract prospectus.

Payments to Insurance Companies, Broker-Dealers, and Other Financial Intermediaries

The fund is generally available only through variable annuity or variable life insurance contracts. The fund and/or its related companies may make payments to a sponsoring insurance company or other financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the fund over another investment option or by influencing an insurance company to include the fund as an underlying investment option in a variable contract. The prospectus (or other offering document) for your variable contract may contain additional information about these payments. Ask your insurance company or financial intermediary, or visit your insurance company’s or financial intermediary’s website, for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E306-045 5/1/22